SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 17, 2002


                        THE DOE RUN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

           New York                   333-52285                 13-1255630
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)         Identification Number)


1801 Park 270 Drive, St. Louis, Missouri                           63146
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(Address of principal executive offices)                         (Zip Code)



                                 (314) 453-7100
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               Registrant's telephone number, including area code



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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

            On September 20, 2002, the Doe Run Resources Corporation ("Doe Run") commenced its Revised Exchange Offer as described in its Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 (the "Offering Memorandum").

            On October 4, 2002, Doe Run issued a press release announcing that it had extended the expiration time of the Revised Exchange Offer until 5:00 P.M., New York City time, on Tuesday, October 15, 2002.

            On October 15, 2002, Doe Run issued a press release announcing that it had extended the expiration time of the Revised Exchange Offer until 5:00 P.M., New York City time, on Wednesday, October 16, 2002.

            On October 16, 2002, Doe Run issued a press release announcing that it had extended the expiration time of the Revised Exchange Offer until 5:00 P.M., New York City time, on Thursday, October 17, 2002.

            On October 17, 2002, Doe Run issued a press release, attached as
Exhibit 99.1 hereto, announcing that it had extended the expiration time of the Revised Exchange Offer until 5:00 P.M., New York City time on Friday, October 18, 2002.

            On October 18, 2002, Doe Run issued a press release, attached as
Exhibit 99.2 hereto, announcing that it had achieved the minimum tender of its Old Notes required to consensually consummate its Revised Exchange Offer (subject to the completion of, among other things, the negotiation and documentation required to finalize its senior loan agreement and working capital facility).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                   Description
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99.1                          Press Release dated October 17, 2002.

99.2                          Press Release dated October 18, 2002.

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            Forward-looking statements in this Form 8-K (and the exhibit attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibit attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE DOE RUN RESOURCES CORPORATION

                                   By:    /s/ Marvin Kaiser
                                          ------------------------------------
                                   Name:  Marvin Kaiser
                                   Title: Executive Vice President and Chief
                                          Financial and Administrative Officer

Date:  October 21, 2002

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.                   Description                   Electronic (E)
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99.1                          Press Release dated                 (E)
                              October 17, 2002

99.2                          Press Release dated                 (E)
                              October 18, 2002